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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 1999
                                                          --------------


                                  ARTECON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Delaware                        0-22015                       77-032-4887
(State or other                  (Commission                  (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)



P.O. Box 9000, 6305 El Camino Real, Carlsbad, CA                  92009-1606
    (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: 760-431-4400
                                                    ------------



         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

        On April 30, 1999, Artecon, Inc., a Delaware corporation ("Artecon") announced that it has entered into a definitive merger agreement whereby Artecon will merge with Box Hill Systems Corp., a New York corporation ("Box Hill") in a tax-free, stock-for-stock transaction which will be accounted for as a pooling of interests (the "Merger"). The Merger was approved unanimously by the boards of directors of both Artecon and Box Hill. A copy of the press release announcing the Merger is attached hereto as Exhibit 10.1

        Under the terms of the Agreement and Plan of Merger dated April 29, 1999 (the "Merger Agreement") among Box Hill, BH Acquisition Corp., a Delaware corporation ("Merger Sub") and Artecon, each outstanding share of common stock of Artecon will be converted into 0.40 (the "Exchange Rate") of a fully paid and non-assessable share of Common Stock of Box Hill (the "Company Common Stock"). Each issued and outstanding share of Preferred Stock of Artecon will be converted into the right to receive that number of shares of Company Common Stock equal to the quotient obtained by dividing (i)(1) $4,988,318, divided by
(2) the closing sales price of Company Common Stock as traded on the New York Stock Exchange Composite Transaction Tape on the last trading day immediately prior to the closing of the Merger, by (ii) 2,494,159. Outstanding options to purchase Artecon common stock will be assumed by Box Hill in the Merger and will become options to purchase Company Common Stock. The exercise price and number of shares underlying such option will be adjusted to give effect to the Exchange Rate. In addition, under the terms of the Merger Agreement, effective upon consummation of the Merger, Box Hill will amend its certificate of incorporation pursuant to a Certificate of Amendment to change its name to a name to be mutually agreed upon between Box Hill and Artecon and establish a classified board of directors.

        If the Merger Agreement is approved by the shareholders of each of Box Hill and Artecon and the other conditions contained in the Merger Agreement are timely satisfied or waived, Merger Sub will be merged with and into Artecon, with Artecon being the surviving corporation and a wholly owned subsidiary of Box Hill.

        In addition to shareholder approvals, the Merger is subject to customary closing conditions as well as certain regulatory approvals. The parties anticipate the Merger to close by the third quarter of 1999.

        The Merger Agreement may be terminated by Box Hill or Artecon under certain circumstances. If the Merger Agreement is terminated by Box Hill or Artecon pursuant to Section 7.1(e) of the Merger Agreement, Artecon will be obligated to pay Box Hill a cash fee equal to 120% of all out-of-pocket expenses and fees incurred or accrued by Box Hill and Merger Sub in connection with the negotiation, preparation, execution and performance of the Merger Agreement (including, without limitation, fees and expenses payable to all investment banking firms structuring the Merger and related transactions and all reasonable fees and expenses of counsel, accountants, experts and consultants to Box Hill and Merger Sub), not to exceed, in the aggregate, $2,500,000. If the Merger Agreement is terminated by Box Hill or Artecon pursuant to Section 7.1(d) therein, Box Hill will be obligated to pay Artecon a cash fee equal to 120% of all out-of-pocket expenses and



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fees incurred or accrued by Artecon in connection with the negotiation, preparation, execution and performance of the Merger Agreement (including, without limitation, fees and expenses payable to all investment banking firms structuring the Merger and related transactions and all reasonable fees and expenses of counsel, accountants, experts and consultants to Artecon), not to exceed, in the aggregate, $2,500,000. If the Merger Agreement is terminated by Artecon pursuant to Section 7.1(f)(i) therein, or by Box Hill pursuant to
Section 7.1(i) therein, Box Hill will be obligated to pay to Artecon a nonrefundable fee in the amount of $2,500,000. If the Merger Agreement is terminated by Box Hill pursuant to Section 7.1(f)(ii) therein, or by Artecon pursuant to Section 7.1(h) therein, Artecon will be obligated to pay to Box Hill a nonrefundable fee in the amount of $2,500,000

        For a full description of the terms and conditions of the Merger, reference is made to the Merger Agreement attached hereto as Exhibit 10.2.

        As an inducement to Artecon entering into the Merger Agreement, certain shareholders of Box Hill, who, as of April 29, 1999, collectively held approximately 53.7% of the issued and outstanding Box Hill Common Stock, have entered into substantively similar voting agreements with Artecon (the "Box Hill Voting Agreements") providing, inter alia, that such shareholders will vote their shares of Box Hill Common Stock and any shares of Box Hill Common Stock that they may acquire in the future in favor of the issuance of Box Hill Common Stock in the Merger and in favor of the approval of the Merger Agreement, the Merger and the Certificate of Amendment. In addition, as an inducement to Box Hill entering into the Merger Agreement, certain stockholders of Artecon who, as of April 29, 1999, collectively held approximately 52.3% of the issued and outstanding voting capital stock of Artecon, have entered into substantively similar voting agreements with Box Hill (the "Artecon Voting Agreements") providing, inter alia, that such stockholders vote their shares of Artecon capital stock and any shares of Artecon capital stock that they may acquire in the future in favor of the Merger Agreement and the Merger.

        For a full description of the terms and conditions of the Box Hill Voting Agreements and the Artecon Voting Agreements reference is made to the forms of such agreements attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively.

        The foregoing description of the Merger, the Merger Agreement, the Box Hill Voting Agreements and the Artecon Voting Agreements is qualified in its entirety by reference to the Merger Agreement and the forms of Voting Agreements, copies of each of which are filed herewith as Exhibits, and which are incorporated herein by this reference.

        Forward-looking statements included in this Report with respect to the Merger are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those set forth in such statements. Such risks and uncertainties include, without limitation: the possible inability of Box Hill and Artecon to complete the Merger as scheduled, if at all, and other risks and uncertainties as may be detailed from time to time in Box Hill's public announcements and filings with the Securities and Exchange Commission.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    10.1.  Press Release issued on April 30, 1999 by Box Hill Systems
                      Corp. and Artecon Inc.

               10.2. Agreement and Plan of Merger dated as of April 29, 1999 among Box Hill Systems Corp., BH Acquisition Corp. and Artecon, Inc.

               10.3. Form of Box Hill Voting Agreement dated as of April 29, 1999 entered into between certain stockholders of Box Hill and Artecon.

               10.4 Form of Artecon Voting Agreement dated as of April 29, 1999 entered into between certain stockholders of Artecon and Box Hill.






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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARTECON, INC.


                                       By: /s/ JAMES L. LAMBERT
                                           ____________________________________
                                           James L. Lambert
                                           Chief Executive Officer


Date: May 7, 1999









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                                INDEX TO EXHIBITS

10.1.  Press Release issued on April 30, 1999 by Box Hill Systems Corp. and
       Artecon Inc.

10.2.  Agreement and Plan of Merger dated as of April 29, 1999 among Box Hill
       Systems Corp., BH Acquisition Corp. and Artecon, Inc.

10.3. Form of Box Hill Voting Agreement dated as of April 29, 1999 entered into between certain shareholders of Box Hill and Artecon.

10.4. Form of Artecon Voting Agreement dated as of April 29, 1999 entered into between certain stockholders of Artecon and Box Hill












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